                                                                    Exhibit 99.1

ARM FINANCIAL GROUP, INC.
SUMMARY FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                   Three Months Ended March 31,
                                                                     ------------------------
                                                                        1998          1997
                                                                     ------------------------
EARNINGS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Segment Summary
       Retail spread products                                        $  10,517      $   8,726
       Institutional spread products                                     4,182          1,345
       Retail variable products                                          1,601            878
       Corporate and other                                              (1,415)        (1,892)
                                                                     ------------------------
            Pretax operating earnings (before preferred
                  stock dividends)                                      14,885          9,057

Federal income taxes on operations                                      (3,691)        (2,033)
Preferred stock dividends                                               (1,188)        (1,188)
                                                                     ------------------------
            Operating earnings (a)                                      10,006          5,836
Pro forma adjustment for earnings on IPO proceeds (b)                       --          1,140
                                                                     ------------------------
            Pro forma operating earnings                                10,006          6,976

Realized investment gains, net of tax                                    3,357          1,450
Non-recurring charges                                                   (3,570)        (1,445)
Income from defined benefit pension plan
     asset management operations                                            --            581
Eliminate pro forma adjustment                                              --         (1,140)
                                                                     ------------------------
            Net income applicable to common shareholders             $   9,793      $   6,422
                                                                     ========================

Pro forma weighted average shares outstanding                           24,352         23,798
                                                                     ========================
            Pro forma operating earnings per share                   $    0.41      $    0.29
                                                                     ========================


Dividend rate per share                                              $    0.02      $    0.02
Operating payout ratio                                                    4.87%          6.87%

RETURNS ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Beginning common equity (excluding SFAS No. 115)                     $ 237,245      $ 128,273
Issuance of common stock through the IPO (pro forma)                        --         78,813
Other changes (dividends, exercise of stock options)                      (307)            --
Net income applicable to common shareholders                             9,793          6,422
                                                                     ------------------------
Ending common equity (excluding SFAS No. 115)                        $ 246,731      $ 213,508
                                                                     ========================

Return on average common equity (pro forma) (c)                           16.5%          13.3%

Book value per share (excluding SFAS  No. 115) (diluted)             $   10.10      $    8.96

--------------------------------------------------------------------------------
(a) Operating earnings is defined as net income applicable to common shareholders, excluding, net of tax, realized investment gains and losses, non-recurring charges and for 1997, income from defined benefit pension plan asset management operations which were sold.

(b) The pro forma adjustment reflects investment income on the net proceeds of the Company's June 1997 initial public offering ("IPO") of common stock assuming it occurred on January 1, 1997.

(c)   Annualized.

ARM FINANCIAL GROUP, INC.
SUMMARY FINANCIAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


                                                     Three Months Ended March 31,
                                                      --------------------------
                                                         1998            1997
                                                      --------------------------
SALES (IN MILLIONS)

RETAIL:
      Spread products                                 $     38.0      $     68.8
      Variable products                                     83.5            36.3
                                                      ----------      ----------
               Total retail                                121.5           105.1

INSTITUTIONAL:
      Spread products                                      447.2           248.6
                                                      ----------      ----------

Total sales                                           $    568.7      $    353.7
                                                      ==========      ==========

                                                       March 31,      December 31,
BALANCE SHEET DATA  (IN THOUSANDS)                       1998            1997
                                                      ----------      ----------
Total cash and investments                            $4,935,049      $4,467,477
Assets held in separate accounts:
     Spread products (guaranteed)                      1,292,589       1,266,796
     Variable products (nonguaranteed)                 1,345,118       1,173,088
Total assets                                           7,858,736       7,138,424
Customer deposits (general and separate
accounts)                                              7,265,518       6,657,974
Long-term debt                                            38,000          38,000
Total liabilities                                      7,561,179       6,830,879
Shareholders' equity:
    Carrying amount                                      297,557         307,545
    Excluding the effects of SFAS No. 115                296,731         287,245

ARM FINANCIAL GROUP, INC.
RETAIL SPREAD PRODUCTS EARNINGS
--------------------------------------------------------------------------------
(Dollars in thousands)


                                                        Three Months Ended March 31,
                                                        ----------------------------
                                                           1998              1997
                                                        -----------      -----------
NET INVESTMENT SPREAD
     Investment income                                  $    55,508      $    51,959
     Interest credited                                      (40,360)         (36,879)
                                                        -----------      -----------
Net investment spread                                        15,148           15,080

OTHER INCOME AND EXPENSES
     Surrender fees                                             836              569
     Commissions                                             (3,455)          (4,281)
     Operating expenses                                      (2,564)          (2,778)
     Deferrals of policy acquisition costs
        (commissions and operating expenses)                  3,487            4,209
     Amortization:
          Deferred policy acquisition costs                    (943)            (836)
          Value of insurance in force                        (1,531)          (2,241)
     Other expenses, net                                       (461)            (996)
                                                        -----------      -----------
Total other income and expenses                              (4,631)          (6,354)
                                                        -----------      -----------
Pretax operating earnings                               $    10,517      $     8,726
                                                        ===========      ===========

CUSTOMER DEPOSITS
     Beginning balance                                  $ 2,820,518        2,620,004
     Premiums and annuity considerations (a)                 48,001           71,739
     Surrenders (a)                                         (60,758)         (66,402)
     Benefits                                               (25,327)         (21,904)
     Policy charges                                             (63)             (31)
     Interest credited                                       40,360           36,683
     Other changes (primarily interfund transfers)           (7,326)           5,683
                                                        -----------      -----------
     Ending balance                                     $ 2,815,405      $ 2,645,772
                                                        ===========      ===========

     Increase (decrease) in customer deposits           $    (5,113)     $    25,768
     Average customer deposits                          $ 2,817,846      $ 2,632,888

SPREAD ANALYSIS

     Investment income/Average customer deposits (b)           7.88%            7.89%
     Interest credited/Average customer deposits (c)          (5.81%)          (5.68%)
                                                        -----------      -----------
        Calculated spread                                      2.07%            2.21%
                                                        ===========      ===========

(a) Include internal exchanges and rollovers.

(b) Annualized based on the number of months in the quarter.

(c) Annualized based on the remaining days of the year.

ARM FINANCIAL GROUP, INC.
INSTITUTIONAL SPREAD PRODUCTS EARNINGS
--------------------------------------------------------------------------------
(Dollars in thousands )

                                                        Three Months Ended March 31,
                                                        ----------------------------
                                                            1998             1997
                                                        -----------      -----------
NET INVESTMENT SPREAD
     Investment income                                  $    46,966      $    16,036
     Interest credited                                      (41,320)         (14,098)
                                                        -----------      -----------
Net investment spread                                         5,646            1,938

OTHER INCOME AND EXPENSES
     Operating expenses                                      (1,388)            (500)
     Other expenses, net                                        (76)             (93)
                                                        -----------      -----------
Total other income and expenses                              (1,464)            (593)
                                                        -----------      -----------
Pretax operating insurance in force                     $     4,182      $     1,345
                                                        ===========      ===========

CUSTOMER DEPOSITS
     Beginning balance                                  $ 2,542,350      $   891,935
     Premiums                                               447,246          248,560
     Interest credited                                       41,320           14,098
     Surrenders                                              (5,000)              --
     Interest paid                                          (36,288)         (13,244)
                                                        -----------      -----------
     Ending balance                                     $ 2,989,628      $ 1,141,349
                                                        ===========      ===========

     Increase in customer deposits                      $   447,278      $   249,414
     Average customer deposits (daily)                  $ 2,804,178      $   999,502

SPREAD ANALYSIS
     Investment income/Average customer deposits (a)           6.70%            6.42%
     Interest credited/Average customer deposits (b)          (5.98%)          (5.72%)
                                                        -----------      -----------
        Calculated spread                                      0.72%            0.70%
                                                        ===========      ===========

(a) Annualized based on the number of months in the quarter.

(b) Annualized based on the number of days in the quarter.

ARM FINANCIAL GROUP, INC.
RETAIL VARIABLE PRODUCTS EARNINGS
-------------------------------------------------------------------------------
(Dollars in thousands)

                                                         Three Months Ended March 31,
                                                         ---------------------------
                                                            1998             1997
                                                         -----------     -----------
VARIABLE ANNUITY FEES                                    $     4,426     $     3,239

OTHER INCOME AND EXPENSES
    Surrender fees                                               498             313
    Commissions                                               (5,089)         (2,600)
    Operating expenses                                        (1,332)           (689)
    Deferrals of policy acquisition costs
       (commissions and operating expenses)                    5,712           2,838
    Amortization of deferred policy acquisition costs         (1,781)         (1,339)
    Other expenses, net                                         (833)           (884)
                                                         -----------     -----------
Total other income and expenses                               (2,825)         (2,361)
                                                         -----------     -----------
Pretax operating earnings                                $     1,601     $       878
                                                         ===========     ===========

CUSTOMER DEPOSITS
    Beginning balance                                    $ 1,129,064     $   839,512
    Premiums and annuity considerations (*)                   72,044          37,619
    Surrenders                                               (21,549)        (13,475)
    Benefits                                                  (2,176)         (2,467)
    Policy charges                                            (4,076)         (2,972)
    Investment performance                                   117,675          (1,831)
    Other changes (primarily interfund transfers)             11,078            (128)
                                                         -----------     -----------
    Ending balance                                       $ 1,302,060     $   856,258
                                                         ===========     ===========

    Increase in customer deposits                        $   172,996     $    16,746
    Average customer deposits                            $ 1,197,450     $   847,885

(*) Premiums and annuity considerations include internal exchanges and rollovers.

ARM FINANCIAL GROUP, INC.
CORPORATE AND OTHER EARNINGS
--------------------------------------------------------------------------------
(In thousands)


                                                         Three Months Ended March 31,
                                                            -------------------
                                                             1998        1997
                                                            -------     -------
NET INVESTMENT SPREAD AND FEE INCOME
     Earnings on insurance subsidiaries surplus and
        holding company cash and investments                $ 1,932     $ 1,585
     Marketing partnership fee income                           113         103
     Broker-dealer fee income                                   119         155
                                                            -------     -------
Total net investment spread and fee income                    2,164       1,843

EXPENSES
     Interest expense                                          (617)       (686)
     Amortization:
       Acquisition-related deferred charges                    (126)       (126)
       Goodwill                                                 (94)       (122)
       Commissions                                               --          --
     Operating expenses                                      (3,519)     (3,389)
     Other income                                               777         578
                                                            -------     -------
Total other income and expenses                              (3,579)     (3,745)
                                                            -------     -------

Pretax operating earnings (loss)                            $(1,415)    $(1,902)
                                                            =======     =======


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